Exhibit 1.01

Conflict Minerals Report of 3D Systems Corporation

in Accordance with Rule 13p-1 of the Securities Exchange Act of 1934

This Conflict Minerals Report of 3D Systems Corporation (“3D Systems” or the “Company” or “we” or “us”) for the calendar year ended December 31, 2018 is being filed in accordance with Rule 13p-1 (“Rule 13p-1”) of the Securities Exchange Act of 1934. Please refer to Rule 13p-1, Form SD and Release No. 34-67716 for definitions of the terms used in this Conflict Minerals Report, unless otherwise defined herein.

3D Systems undertook due diligence intended to determine the conflict minerals status of raw materials used in its 3D-printing-centric design-to-manufacturing solutions, including 3D printers, print materials, on-demand custom parts services, sculpting and simulation applications. As described in our accompanying Form SD, we sought information from our direct suppliers, with those suppliers in turn seeking similar information within their supply chains to identify the original sources of necessary conflict minerals.

3D Systems’ due diligence measures were based upon, and designed to conform, in all material respects, with the due diligence framework established by the Organisation for Economic Co-operation and Development’s (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas.

Consistent with the OECD Guidelines, 3D Systems due diligence measures included:

Step 1. Establish Strong Company Management Systems

We formed a multi-disciplinary conflict minerals working group to oversee compliance with Rule 13p-1 and our responsible sourcing of conflict minerals. This working group includes members of senior management and is responsible for all aspects of our responsible conflict minerals sourcing program.

Step 2. Identify and Assess Risks in the Supply Chain

To determine whether any conflict minerals in our products originated in the Democratic Republic of the Congo or an adjoining country (“Covered Countries”), we retained a third-party service provider to assist us in collecting and reviewing data from our supply chain. With the assistance of the third-party service provider, we engage with our direct suppliers to evaluate the source of conflict minerals in our products. Upon receiving a Conflict Minerals Reporting Template (the “CMRT”), it is reviewed for consistency and accuracy. This review also includes checking all identified smelters and refiners against the Responsible Minerals Initiative’s (“RMI”) Responsible Minerals Assurance Process database (the “RMI Database”). The majority of smelters and refiners identified in our supply chain were listed as compliant with the relevant Responsible Minerals Assurance Process assessment protocols in the RMI Database as of May 20, 2019, as identified on Table A.

After exercising due diligence, the country of origin of conflict minerals contained within our products cannot be readily determined at this time. We are unable to determine this information with greater specificity at this time because certain of our direct suppliers were unable to provide the information to us.

Step 3. Design and Implement a Strategy to Respond to Identified Risks

Due to the breadth and complexity of our products and supply chain, many of our suppliers have not responded with verifications of the origin of materials supplied to us. We will continue to look for ways to strengthen our conflict minerals compliance program, including the processes outlined above. In addition, we will continue to collaborate with our direct suppliers so that they and we are better able to track the sourcing of conflict minerals with greater precision. To accomplish this objective, we will continue outreach and education efforts among the direct supplier base, particularly with respect to direct suppliers that are unable to provide greater transparency as to their own sourcing practices. We encourage direct suppliers to source, when feasible, from smelters or refiners that are certified as conflict-free by an independent third party, such as RMI.

Step 4. Carry Out Independent Third-Party Audit of Smelter/Refiner’s Due Diligence Practices

3D System supports audits of conflict minerals smelters and refiners conducted by third parties, such as RMI.

Step 5. Report Annually on Supply Chain Due Diligence

This report and the related Form SD constitutes 3D Systems’ annual report on its conflict minerals due diligence and is available free of charge on our website at www.3dsystems.com. Other information contained in, and that can be accessed through the website, is not, and shall not be deemed to be, part of this Conflict Minerals Report or incorporated into any other filings we make with the SEC.

Table A

Summary of Identified Smelters and Refiners for Calendar Year ended December 31, 2018

Metal	Smelter Name	Smelter Country	CFSI Smelter ID No.
Gold	8853 S.p.A.*	ITALY	CID002763
Gold	Abington Reldan Metals, LLC	UNITED STATES	CID002708
Gold	Advanced Chemical Company*	UNITED STATES	CID000015
Gold	African Gold Refinery	UGANDA	CID003185
Gold	Aida Chemical Industries Co., Ltd.*	JAPAN	CID000019
Gold	Al Etihad Gold LLC*	UNITED ARAB EMIRATES	CID002560
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.*	GERMANY	CID000035
Gold	Almalyk Mining and Metallurgical Complex (AMMC)*	UZBEKISTAN	CID000041
Gold	AngloGold Ashanti Córrego do Sítio Mineração*	BRAZIL	CID000058
Gold	Argor-Heraeus S.A.*	SWITZERLAND	CID000077
Gold	Asahi Pretec Corp.*	JAPAN	CID000082
Gold	Asahi Refining Canada Ltd.*	CANADA	CID000924
Gold	Asahi Refining USA Inc.*	UNITED STATES	CID000920
Gold	Asaka Riken Co., Ltd.*	JAPAN	CID000090
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Gold	AU Traders and Refiners*	SOUTH AFRICA	CID002850
Gold	Aurubis AG*	GERMANY	CID000113
Gold	Bangalore Refinery*	INDIA	CID002863
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)*	PHILIPPINES	CID000128
Gold	Boliden AB*	SWEDEN	CID000157
Gold	C. Hafner GmbH + Co. KG*	GERMANY	CID000176
Gold	Caridad	MEXICO	CID000180
Gold	CCR Refinery - Glencore Canada Corporation*	CANADA	CID000185
Gold	Cendres + Métaux S.A.*	SWITZERLAND	CID000189
Gold	CGR Metalloys Pvt Ltd.	INDIA	CID003382
Gold	Chimet S.p.A.*	ITALY	CID000233
Gold	Chugai Mining	JAPAN	CID000264
Gold	Daejin Indus Co., Ltd.*	KOREA, REPUBLIC OF	CID000328

Metal	Smelter Name	Smelter Country	CFSI Smelter ID No.
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348
Gold	DODUCO Contacts and Refining GmbH*	GERMANY	CID000362
Gold	Dowa*	JAPAN	CID000401
Gold	DS PRETECH Co., Ltd.*	KOREA, REPUBLIC OF	CID003195
Gold	DSC (Do Sung Corporation)*	KOREA, REPUBLIC OF	CID000359
Gold	Eco-System Recycling Co., Ltd.*	JAPAN	CID000425
Gold	Emirates Gold DMCC*	UNITED ARAB EMIRATES	CID002561
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515
Gold	Fujairah Gold FZE	UNITED ARAB EMIRATES	CID002584
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852
Gold	Geib Refining Corporation*	UNITED STATES	CID002459
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.*	CHINA	CID002243
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Gold	HeeSung*	KOREA, REPUBLIC OF	CID000689
Gold	Heimerle + Meule GmbH*	GERMANY	CID000694
Gold	Heraeus Metals Hong Kong Ltd.*	CHINA	CID000707
Gold	Heraeus Precious Metals GmbH & Co. KG*	GERMANY	CID000711
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	CID000773
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	CID000778
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.*	CHINA	CID000801
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	CID002562
Gold	Ishifuku Metal Industry Co., Ltd.*	JAPAN	CID000807
Gold	Istanbul Gold Refinery*	TURKEY	CID000814
Gold	Italpreziosi*	ITALY	CID002765
Gold	Japan Mint*	JAPAN	CID000823

Metal	Smelter Name	Smelter Country	CFSI Smelter ID No.
Gold	Jiangxi Copper Co., Ltd.*	CHINA	CID000855
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Gold	JSC Uralelectromed*	RUSSIAN FEDERATION	CID000929
Gold	JX Nippon Mining & Metals Co., Ltd.*	JAPAN	CID000937
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
Gold	Kazzinc*	KAZAKHSTAN	CID000957
Gold	Kennecott Utah Copper LLC*	UNITED STATES	CID000969
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	CID002511
Gold	Kojima Chemicals Co., Ltd.*	JAPAN	CID000981
Gold	Korea Zinc Co., Ltd.*	KOREA, REPUBLIC OF	CID002605
Gold	Kyrgyzaltyn JSC*	KYRGYZSTAN	CID001029
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	CID002865
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	CID001032
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Gold	L'Orfebre S.A.*	ANDORRA	CID002762
Gold	LS-NIKKO Copper Inc.*	KOREA, REPUBLIC OF	CID001078
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Gold	Marsam Metals*	BRAZIL	CID002606
Gold	Materion*	UNITED STATES	CID001113
Gold	Matsuda Sangyo Co., Ltd.*	JAPAN	CID001119
Gold	Metalor Technologies (Hong Kong) Ltd.*	CHINA	CID001149
Gold	Metalor Technologies (Singapore) Pte., Ltd.*	SINGAPORE	CID001152
Gold	Metalor Technologies (Suzhou) Ltd.*	CHINA	CID001147
Gold	Metalor Technologies S.A.*	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation*	UNITED STATES	CID001157
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.*	MEXICO	CID001161
Gold	Mitsubishi Materials Corporation*	JAPAN	CID001188
Gold	Mitsui Mining and Smelting Co., Ltd.*	JAPAN	CID001193
Gold	MMTC-PAMP India Pvt., Ltd.*	INDIA	CID002509

Metal	Smelter Name	Smelter Country	CFSI Smelter ID No.

Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857
Gold	Morris and Watson	NEW ZEALAND	CID002282
Gold	Morris and Watson Gold Coast	AUSTRALIA	CID002866
Gold	Moscow Special Alloys Processing Plant*	RUSSIAN FEDERATION	CID001204
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.*	TURKEY	CID001220
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189
Gold	Nihon Material Co., Ltd.*	JAPAN	CID001259
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH*	AUSTRIA	CID002779
Gold	Ohura Precious Metal Industry Co., Ltd.*	JAPAN	CID001325
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)*	RUSSIAN FEDERATION	CID001326
Gold	OJSC Novosibirsk Refinery*	RUSSIAN FEDERATION	CID000493
Gold	PAMP S.A.*	SWITZERLAND	CID001352
Gold	Pease & Curren	UNITED STATES	CID002872
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362
Gold	Planta Recuperadora de Metales SpA*	CHILE	CID002919
Gold	Prioksky Plant of Non-Ferrous Metals*	RUSSIAN FEDERATION	CID001386
Gold	PT Aneka Tambang (Persero) Tbk*	INDONESIA	CID001397
Gold	PX Précinox S.A.*	SWITZERLAND	CID001498
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324
Gold	Rand Refinery (Pty) Ltd.*	SOUTH AFRICA	CID001512
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	CID000522
Gold	Remondis Argentia B.V.*	NETHERLANDS	CID002582
Gold	Republic Metals Corporation*	UNITED STATES	CID002510
Gold	Royal Canadian Mint*	CANADA	CID001534
Gold	SAAMP*	FRANCE	CID002761
Gold	Sabin Metal Corp.	UNITED STATES	CID001546
Gold	Safimet S.p.A*	Italy	CID002973
Gold	SAFINA A.S.	CZECH REPUBLIC	CID002290
Gold	Sai Refinery	INDIA	CID002853
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555

Metal	Smelter Name	Smelter Country	CFSI Smelter ID No.
Gold	SAMWON Metals Corp.	KOREA, REPUBLIC OF	CID001562
Gold	SAXONIA Edelmetalle GmbH*	GERMANY	CID002777
Gold	SEMPSA Joyería Platería S.A.*	SPAIN	CID001585
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.*	CHINA	CID001622
Gold	Shangdong Humon Smelting Co., Ltd.	CHINA	CID002525
Gold	Sichuan Tianze Precious Metals Co., Ltd.*	CHINA	CID001736
Gold	Singway Technology Co., Ltd.*	TAIWAN	CID002516
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals*	RUSSIAN FEDERATION	CID001756
Gold	Solar Applied Materials Technology Corp.*	TAIWAN	CID001761
Gold	Sovereign Metals	INDIA	CID003383
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	CID003153
Gold	Sudan Gold Refinery	SUDAN	CID002567
Gold	Sumitomo Metal Mining Co., Ltd.*	JAPAN	CID001798
Gold	SungEel HiTech*	KOREA, REPUBLIC OF	CID002918
Gold	T.C.A S.p.A*	ITALY	CID002580
Gold	Tanaka Kikinzoku Kogyo K.K.*	JAPAN	CID001875
Gold	The Refinery of Shandong Gold Mining Co., Ltd.*	CHINA	CID001916
Gold	Tokuriki Honten Co., Ltd.*	JAPAN	CID001938
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Gold	Tony Goetz NV	BELGIUM	CID002587
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615
Gold	Torecom*	KOREA, REPUBLIC OF	CID001955
Gold	Umicore Brasil Ltda.*	BRAZIL	CID001977
Gold	Umicore Precious Metals Thailand*	THAILAND	CID002314
Gold	Umicore S.A. Business Unit Precious Metals Refining*	BELGIUM	CID001980
Gold	United Precious Metal Refining, Inc.*	UNITED STATES	CID001993
Gold	Universal Precious Metals Refining Zambia	ZAMBIA	CID002854
Gold	Valcambi S.A.*	SWITZERLAND	CID002003
Gold	Western Australian Mint trading as The Perth Mint*	AUSTRALIA	CID002030

Metal	Smelter Name	Smelter Country	CFSI Smelter ID No.
Gold	WIELAND Edelmetalle GmbH*	GERMANY	CID002778
Gold	Yamamoto Precious Metal Co., Ltd.*	JAPAN	CID002100
Gold	Yokohama Metal Co., Ltd.*	JAPAN	CID002129
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	CHINA	CID002224
Tantalum	Asaka Riken Co., Ltd.*	JAPAN	CID000092
Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	CHINA	CID000211
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA	CID003402
Tantalum	D Block Metals, LLC*	UNITED STATES	CID002504
Tantalum	Exotech Inc.*	UNITED STATES	CID000456
Tantalum	F&X Electro-Materials Ltd.*	CHINA	CID000460
Tantalum	FIR Metals & Resource Ltd.*	CHINA	CID002505
Tantalum	Global Advanced Metals Aizu*	JAPAN	CID002558
Tantalum	Global Advanced Metals Boyertown*	UNITED STATES	CID002557
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.*	CHINA	CID000291
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.*	CHINA	CID000616
Tantalum	H.C. Starck Co., Ltd.*	THAILAND	CID002544
Tantalum	H.C. Starck Hermsdorf GmbH*	GERMANY	CID002547
Tantalum	H.C. Starck Inc.*	UNITED STATES	CID002548
Tantalum	H.C. Starck Ltd.*	JAPAN	CID002549
Tantalum	H.C. Starck Smelting GmbH & Co. KG*	GERMANY	CID002550
Tantalum	H.C. Starck Tantalum and Niobium GmbH*	GERMANY	CID002545
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.*	CHINA	CID002492
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.*	CHINA	CID002512
Tantalum	Jiangxi Tuohong New Raw Material*	CHINA	CID002842
Tantalum	Jiujiang Janny New Material Co., Ltd.*	CHINA	CID003191
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	CHINA	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.*	CHINA	CID000917
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	CHINA	CID002506
Tantalum	KEMET Blue Metals*	MEXICO	CID002539

Metal	Smelter Name	Smelter Country	CFSI Smelter ID No.
Tantalum	KEMET Blue Powder*	UNITED STATES	CID002568
Tantalum	LSM Brasil S.A.*	BRAZIL	CID001076
Tantalum	Metallurgical Products India Pvt., Ltd.*	INDIA	CID001163
Tantalum	Mineracao Taboca S.A.*	BRAZIL	CID001175
Tantalum	Mitsui Mining and Smelting Co., Ltd.*	JAPAN	CID001192
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	CHINA	CID001277
Tantalum	NPM Silmet AS*	ESTONIA	CID001200
Tantalum	Power Resources Ltd.*	MACEDONIA	CID002847
Tantalum	QuantumClean*	UNITED STATES	CID001508
Tantalum	Resind Industria e Comercio Ltda.*	BRAZIL	CID002707
Tantalum	RFH Tantalum Smeltry Co., Ltd.*	CHINA	CID001522
Tantalum	Solikamsk Magnesium Works OAO*	RUSSIAN FEDERATION	CID001769
Tantalum	Taki Chemicals*	JAPAN	CID001869
Tantalum	Telex Metals*	UNITED STATES	CID001891
Tantalum	Ulba Metallurgical Plant JSC*	KAZAKHSTAN	CID001969
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.*	CHINA	CID002508
Tin	Alpha*	UNITED STATES	CID000292
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.*	CHINA	CID000228
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.*	CHINA	CID003190
Tin	China Tin Group Co., Ltd.*	CHINA	CID001070
Tin	CV Ayi Jaya*	INDONESIA	CID002570
Tin	CV Dua Sekawan*	INDONESIA	CID002592
Tin	CV Gita Pesona*	INDONESIA	CID000306
Tin	CV Tiga Sekawan*	INDONESIA	CID002593
Tin	CV United Smelting*	INDONESIA	CID000315
Tin	CV Venus Inti Perkasa*	INDONESIA	CID002455
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356
Tin	Dowa*	JAPAN	CID000402
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572

Metal	Smelter Name	Smelter Country	CFSI Smelter ID No.
Tin	EM Vinto*	BOLIVIA	CID000438
Tin	Estanho de Rondônia S.A.	BRAZIL	CID000448
Tin	Fenix Metals*	POLAND	CID000468
Tin	Gejiu Fengming Metallurgy Chemical Plant*	CHINA	CID002848
Tin	Gejiu Kai Meng Industry and Trade LLC*	CHINA	CID000942
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.*	CHINA	CID000538
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.*	CHINA	CID001908
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.*	CHINA	CID000555
Tin	Guangdong Hanhe Non-ferrous Metal Limited Company*	CHINA	CID003116
Tin	Guanyang Guida Nonferrous Metal Smelting Plant*	CHINA	CID002849
Tin	HuiChang Hill Tin Industry Co., Ltd.*	CHINA	CID002844
Tin	Huichang Jinshunda Tin Co., Ltd.*	CHINA	CID000760
Tin	Jiangxi New Nanshan Technology Ltd.*	CHINA	CID001231
Tin	Magnu's Minerais Metais e Ligas Ltda.*	BRAZIL	CID002468
Tin	Malaysia Smelting Corporation (MSC)*	MALAYSIA	CID001105
Tin	Melt Metais e Ligas S.A.*	BRAZIL	CID002500
Tin	Metallic Resources, Inc.*	UNITED STATES	CID001142
Tin	Metallo Belgium N.V.*	BELGIUM	CID002773
Tin	Metallo Spain S.L.U.*	SPAIN	CID002774
Tin	Mineracao Taboca S.A.*	BRAZIL	CID001173
Tin	Minsur*	PERU	CID001182
Tin	Mitsubishi Materials Corporation*	JAPAN	CID001191
Tin	Modeltech Sdn Bhd*	MALAYSIA	CID002858
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Tin	O.M. Manufacturing (Thailand) Co., Ltd.*	THAILAND	CID001314
Tin	O.M. Manufacturing Philippines, Inc.*	PHILIPPINES	CID002517
Tin	Operaciones Metalurgical S.A.*	BOLIVIA	CID001337
Tin	Pongpipat Company Limited	MYANMAR	CID003208
Tin	PT Aries Kencana Sejahtera*	INDONESIA	CID000309
Tin	PT Artha Cipta Langgeng*	INDONESIA	CID001399

Metal	Smelter Name	Smelter Country	CFSI Smelter ID No.
Tin	PT ATD Makmur Mandiri Jaya*	INDONESIA	CID002503
Tin	PT Babel Inti Perkasa*	INDONESIA	CID001402
Tin	PT Babel Surya Alam Lestari*	INDONESIA	CID001406
Tin	PT Bangka Prima Tin*	INDONESIA	CID002776
Tin	PT Bangka Serumpun*	INDONESIA	CID003205
Tin	PT Bangka Tin Industry*	INDONESIA	CID001419
Tin	PT Belitung Industri Sejahtera*	INDONESIA	CID001421
Tin	PT Bukit Timah*	INDONESIA	CID001428
Tin	PT DS Jaya Abadi*	INDONESIA	CID001434
Tin	PT Inti Stania Prima*	INDONESIA	CID002530
Tin	PT Kijang Jaya Mandiri*	INDONESIA	CID002829
Tin	PT Menara Cipta Mulia*	INDONESIA	CID002835
Tin	PT Mitra Stania Prima*	INDONESIA	CID001453
Tin	PT Panca Mega Persada*	INDONESIA	CID001457
Tin	PT Premium Tin Indonesia*	INDONESIA	CID000313
Tin	PT Prima Timah Utama*	INDONESIA	CID001458
Tin	PT Rajawali Rimba Perkasa*	INDONESIA	CID003381
Tin	PT Refined Bangka Tin*	INDONESIA	CID001460
Tin	PT Sariwiguna Binasentosa*	INDONESIA	CID001463
Tin	PT Stanindo Inti Perkasa*	INDONESIA	CID001468
Tin	PT Sukses Inti Makmur*	INDONESIA	CID002816
Tin	PT Sumber Jaya Indah*	INDONESIA	CID001471
Tin	PT Timah (Persero) Tbk Kundur*	INDONESIA	CID001477
Tin	PT Timah (Persero) Tbk Mentok*	INDONESIA	CID001482
Tin	PT Tinindo Inter Nusa*	INDONESIA	CID001490
Tin	PT Tirus Putra Mandiri*	INDONESIA	CID002478
Tin	PT Tommy Utama*	INDONESIA	CID001493
Tin	Resind Industria e Comercio Ltda.*	BRAZIL	CID002706
Tin	Rui Da Hung*	TAIWAN	CID001539
Tin	*Soft Metais Ltda.	BRAZIL	CID001758
Tin	Super Ligas	Brazil	CID002756

Metal	Smelter Name	Smelter Country	CFSI Smelter ID No.
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.*	VIET NAM	CID002834
Tin	Thaisarco*	THAILAND	CID001898
Tin	Tin Technology & Refining*	UNITED STATES OF AMERICA	CID003325
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Tin	White Solder Metalurgia e Mineração Ltda.*	BRAZIL	CID002036
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.*	CHINA	CID002158
Tin	Yunnan Tin Company Limited*	CHINA	CID002180
Tungsten	A.L.M.T. TUNGSTEN Corp.*	JAPAN	CID000004
Tungsten	ACL Metais Eireli*	BRAZIL	CID002833
Tungsten	Asia Tungsten Products Vietnam Ltd.*	VIET NAM	CID002502
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.*	CHINA	CID002513
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	CHINA	CID000258
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000281
Tungsten	Fujian Jinxin Tungsten Co., Ltd.*	CHINA	CID000499
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.*	CHINA	CID002645
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	CHINA	CID000875
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	CHINA	CID002315
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.*	CHINA	CID002494
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536
Tungsten	Global Tungsten & Powders Corp.*	UNITED STATES	CID000568
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.*	CHINA	CID000218
Tungsten	H.C. Starck Smelting GmbH & Co.KG*	GERMANY	CID002542
Tungsten	H.C. Starck Tungsten GmbH*	GERMANY	CID002541
Tungsten	Hunan Chenzhou Mining Co., Ltd.*	CHINA	CID000766
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji*	CHINA	CID002579
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.*	CHINA	CID000769
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA	CID003182
Tungsten	Hydrometallurg, JSC*	RUSSIAN FEDERATION	CID002649
Tungsten	Japan New Metals Co., Ltd.*	JAPAN	CID000825
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.*	CHINA	CID002551
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	CID002647

Metal	Smelter Name	Smelter Country	CFSI Smelter ID No.
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.*	CHINA	CID002321
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.*	CHINA	CID002318
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	CHINA	CID002317
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.*	CHINA	CID002316
Tungsten	Kennametal Fallon*	UNITED STATES	CID000966
Tungsten	Kennametal Huntsville*	UNITED STATES	CID000105
Tungsten	KGETS CO., LTD.*	KOREA, REPUBLIC OF	CID003388
Tungsten	Malipo Haiyu Tungsten Co., Ltd.*	CHINA	CID002319
Tungsten	Moliren Ltd*	RUSSIAN FEDERATION	CID002845
Tungsten	Niagara Refining LLC*	UNITED STATES	CID002589
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC*	VIET NAM	CID002543
Tungsten	Philippine Chuangxin Industrial Co., Inc.*	PHILIPPINES	CID002827
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City*	CHINA	CID002815
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.*	VIET NAM	CID001889
Tungsten	Unecha Refractory metals plant*	RUSSIAN FEDERATION	CID002724
Tungsten	Wolfram Bergbau und Hütten AG*	AUSTRIA	CID002044
Tungsten	Woltech Korea Co., Ltd.*	KOREA, REPUBLIC OF	CID002843
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	CHINA	CID002320
Tungsten	Xiamen Tungsten Co., Ltd.*	CHINA	CID002082
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.*	CHINA	CID002830
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.*	CHINA	CID002095

* Denotes smelters and refiners that are identified as being compliant with the relevant Responsible Minerals Assurance Process assessment protocols in the RMI Database as of May 20, 2019.